INVESTOR PRESENTATION Third Quarter 2025

2 CAUTIONARY STATEMENTS This presentation contains “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in Colony Bankcorp, Inc.’s (the “Company” or “Colony”) future filings with the Securities and Exchange Commission (the “SEC”), in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding, and future profitability; (v) statements regarding the proposed merger of TC Bancshares, Inc. (“TC Bancshares”) with the Company (the “Proposed Merger”) and expectations with regard to the benefit of the Proposed Merger, and (vi) statements of assumptions underlying such statements. Words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of current and future economic conditions, particularly those affecting the financial services industry, including the effects of declines in the real estate market, tariffs or trade wars (including the resulting reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), high unemployment rates, inflationary pressures, changes in interest rates (including the impact of prolonged elevated interest rates on our financial projections and models) and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; the risk of reductions in benchmark interest rates and the resulting impacts on net interest income; potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; risks arising from negative media coverage and perceived instability in the banking industry; risks arising from perceived instability in the banking sector; the risks of changes in interest rates and their effects on the level, cost, and composition of, and competition for, deposits, loan demand and timing of payments, the values of loan collateral, securities, and interest sensitive assets and liabilities; the ability to attract new or retain existing deposits, to retain or grow loans or additional interest and fee income, or to control noninterest expense; the effect of pricing pressures on the Company’s net interest margin; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans and other real estate owned; changes in real estate values; the Company’s ability to implement its various strategic and growth initiatives; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; changes in the prices, values and sales volumes of residential and commercial real estate; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in the stock market prices on our investment securities; the effects of war or other conflicts; general risks related to the Company's merger and acquisition activity, Including risks associated with

3 CAUTIONARY STATEMENTS integrating and realizing the expected financial benefits of previous or pending acquisitions, and the Company’s pursuit of future acquisitions; risks associated with the Proposed Merger, including (a) the risk that the cost savings and any revenue synergies from the Proposed Merger may not be realized or take longer than anticipated to be realized, (b) disruption from the Proposed Merger with customers, suppliers, employee or other business partners relationships, (c) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger by and between the Company and TC Bancshares, (d) the risk of successful integration of TC Bancshares’ business into the Company, (e) the failure to obtain the necessary approvals by the shareholders of TC Bancshares or the Company, (f) the amount of the costs, fees, expenses and charges related to the Proposed Merger, (g) the ability by the Company to obtain required governmental approvals of the Proposed Merger, (h) reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to the Proposed Merger, (i) the failure of the closing conditions in the Agreement and Plan of Merger to be satisfied, or any unexpected delay in closing of the Proposed Merger, (j) the risk that the integration of TC Bancshares’ operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (k) the possibility that the Proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (l) the dilution caused by the Company's issuance of additional shares of its common stock in the Proposed Merger, and (m) general competitive, economic, political, and market conditions; the impact of emerging technologies, such as generative artificial intelligence; fraud or misconduct by internal or external actors, and system failures, cybersecurity threats or security breaches and the cost of defending against them; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding debt ceiling and the federal budget; a potential U.S. federal government shutdown and the resulting impacts; and general competitive, economic, political and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements. Additional Information About the Proposed Merger and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, the Company has filed with the SEC a registration statement on Form S-4 that included a joint proxy statement of TC Bancshares and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE

4 CAUTIONARY STATEMENTS PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TC BANCSHARES AND THE PROPOSED MERGER. The joint proxy statement/prospectus was sent to the shareholders of TC Bancshares seeking the required shareholder approval. Investors and security holders may obtain free copies of the registration statement on Form S-4 and the related joint proxy statement/prospectus, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by the Company are also available free of charge by directing a written request to Colony Bankcorp, Inc., 115 South Grant Street, Fitzgerald, Georgia 31750, Attn: Derek Shelnutt and on the Company’s website, colony.bank, under Investor Relations. The Company’s telephone number is (229) 426-6000. Participants in the Transaction Colony, TC Bancshares and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TC Bancshares and Colony in connection with the Proposed Merger. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the joint proxy statement/prospectus regarding the proposed transaction. Additional information about Colony and its directors and officers may be found in the definitive proxy statement of Colony relating to its 2025 Annual Meeting of Shareholders filed with the SEC on April 17, 2025. The definitive proxy statement can be obtained free of charge from the sources described above.

5 NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. The non-GAAP financial measures used in this presentation include the following: operating noninterest income, operating noninterest expense, operating net income, adjusted earnings per diluted share, operating return on average assets, operating return on average equity, tangible book value per common share, tangible equity to tangible assets, operating efficiency ratio, operating net noninterest expense to average assets and pre-provision net revenue. The most comparable GAAP measures are noninterest income, noninterest expense, net income, diluted earnings per share, return on average assets, return on average equity, book value per common share, total equity to total assets, efficiency ratio, net noninterest expense to average assets and net interest income before provision for credit losses, respectively. Operating noninterest income excludes loss on sales of securities. Operating noninterest expense excludes severance costs, acquisition-related expenses and loss related to wire fraud incident. Operating net income, operating return on average assets, operating return on average equity and operating efficiency ratio all exclude severance costs, acquisition-related expenses, loss on sales of securities, and loss related to wire fraud incident from net income, return on average assets, return on average equity and efficiency ratio, respectively. Operating net noninterest expense to average assets ratio excludes from net noninterest expense, severance costs, acquisition-related expenses, loss on sales of securities, and loss related to wire fraud incident. Acquisition-related expenses includes fees associated with acquisitions and vendor contract buyouts. Severance costs includes costs associated with termination and retirement of employees. Adjusted earnings per diluted share includes the adjustments to operating net income. Tangible book value per common share and tangible equity to tangible assets exclude goodwill and other intangibles from book value per common share and total equity to total assets, respectively. Pre-provision net revenue is calculated by adding noninterest income to net interest income before provision for credit losses, and subtracting noninterest expense. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance, and if not provided would be requested by the investor community. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Colony Bankcorp, Inc. performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Colony Bankcorp, Inc. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

6 (1) Community bank defined as having less than $10.0 billion in total assets and providing a full suite of consumer and commercial products. Source: FDIC (Federal Deposit Insurance Corporation) • Georgia’s largest community bank by deposit market share(1) • $3.2 billion in assets as of September 30, 2025 • 35 locations in Georgia, 1 in Alabama and 2 in Florida • Diversified and scalable revenue streams • Proven history of consistent organic growth • Strong core deposit funding COMPANY PROFILE

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9 Name Position Years In Banking Years With Colony T. Heath Fountain Chief Executive Officer 25 7 R. Dallis "D" Copeland, Jr. President 33 4 Derek Shelnutt EVP, Chief Financial Officer 11 5 Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 22 22 Leonard H. "Lenny" Bateman EVP, Chief Credit Officer 29 6 Ed Canup EVP, Chief Banking Officer 42 2 Kimberly Dockery EVP, Chief of Staff 19 7 Daniel Rentz EVP, Chief Information Officer 18 18 Laurie Senn EVP, Chief Administrative Officer 22 5 EXECUTIVE LEADERSHIP TEAM

10 THIRD QUARTER FINANCIAL HIGHLIGHTS • Operating net income(1) of $8.2 million • Fourth consecutive quarter of net interest margin expansion to 3.17% • Operating return on average assets(1) improved to 1.06% • Adjusted earnings per share(1) of $0.47 • Operating return on average equity(1) of 11.03% • Loans increased $43.5 million or 9% annualized • Increase in total deposits of $28.1 million • 1.78% cost of deposits • Operating net noninterest expenses to average assets(1) of 1.48% • Tangible book value per common share(1) of $14.20 Reported Operating / Adjusted(1) Net Income ($mm) $5.82 $8.23 Earnings Per Share $0.33 $0.47 Return on Average Assets 0.75% 1.06% Return on Average Total Equity 7.80% 11.03% Net Interest Margin 3.17% — (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation.

11 QUARTERLY FINANCIAL HIGHLIGHTS (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation. $ in thousands, except per share data 3Q25 2Q25 3Q24 Net Income $5,819 $7,978 $5,629 Operating net income(1) $8,230 $7,978 $6,205 Earnings per share $0.33 $0.46 $0.32 Adjusted earnings per share(1) $0.47 $0.46 $0.35 Pre-Provision Net Revenue(1) $8,178 $10,479 $7,788 Operating Pre-Provision Net Revenue(1) $11,201 $10,479 $8,507 Return on average assets 0.75% 1.02% 0.74% Operating return on average assets(1) 1.06% 1.02% 0.81% Net interest margin 3.17% 3.12% 2.64% Operating net noninterest expense to average assets(1) 1.48% 1.52% 1.32% Tangible book value per common share(1) $14.20 $13.73 $12.76 • Increase in earnings led by another consecutive quarter of net interest margin expansion • Continued increase in core earnings per share • Core return on average assets steadily increasing • Consistent growth in tangible book value per common share(1) • Sustained operating efficiency by maintaining net noninterest expense to average assets below peer median

12 DELIVERING SHAREHOLDER VALUE Adjusted Earnings Per Share(1) $0.35 $0.44 $0.38 $0.46 $0.47 3Q24 4Q24 1Q25 2Q25 3Q25 (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation. Operating Return on Average Assets(1) 0.81% 0.99% 0.85% 1.02% 1.06% 3Q24 4Q24 1Q25 2Q25 3Q25 Net Interest Margin 2.64% 2.84% 2.93% 3.12% 3.17% 3Q24 4Q24 1Q25 2Q25 3Q25 Tangible Equity to Tangible Assets(1) 7.43% 7.42% 7.54% 7.81% 8.00% 3Q24 4Q24 1Q25 2Q25 3Q25 Operating Net Income in millions(1) $6.2 $7.8 $6.6 $8.0 $8.2 3Q24 4Q24 1Q25 2Q25 3Q25

13 OBJECTIVES AND FOCUS • Achieve performance objectives in complementary lines of business • Maintain noninterest expense discipline to align with growth expectations • Achieve return on assets target of 1.00% • Focus on growing core deposits and customer relationships • Growing wallet share and revenue per customer using data advancements Short-Term Objectives Long-Term Objectives • 5 complementary lines of business > $1 million in net income • Improve efficiency through economies of scale • Return on assets in top quartile of peers • Continue to benefit from industry consolidation • Grow our customer base by 8 - 12% per year

14 ORGANIC GROWTH • Presence in dynamic growth markets of Atlanta, Augusta, Birmingham, North Florida and Savannah provides opportunity for above average growth • Second-tier MSA markets of Albany, Columbus, Macon and Valdosta have significant market share held by large regional and national banks, creating the opportunity for growth in market share • Smaller markets where Colony has stable deposits and significant market shares creates the opportunity to grow insurance, wealth management and other complementary lines of business • Utilization of data improves the effectiveness of marketing and business development activity • Proactive calling effort by bankers, including executive and senior management, to develop new business and deepen relationships • Expect to return to 8 - 12% organic growth run rate by the end of 2025

15 M&A STRATEGY • Colony seeks to benefit from industry consolidation and become the acquirer of choice in Georgia and contiguous states • 306 banks under $600 million • 88 banks between $600 million and $1.2 billion • Proactive outreach effort to generate opportunities • Management team with deep M&A experience

16 TC FEDERAL ACQUISITION • Expands in-state franchise with entry into Thomasville market and strengthens presence in coastal Georgia with complementary market overlap in Savannah MSA • Enhances Florida presence with full service entry into the dynamic, high-growth Tallahassee and Jacksonville markets, complementing Colony’s existing LPO operations • Enables cross-sell of noninterest income products, such as insurance, mortgage, merchant services, and credit cards, into TC Bancshares’ existing customer base and across new markets • Anticipated closing in Q4 ‘2025 - Subject to Colony and TC Bancshares shareholder approvals and customary regulatory approvals and closing conditions • Regulatory applications filed in late August • S-4 filed and declared effective on September 26th

17 TC FEDERAL ACQUISITION - FINANCIAL HIGHLIGHTS • TC Bancshares, Inc. to merge with and into Colony Bankcorp, Inc. • Pro Forma Assets of $3.8 billion • Implied Aggregate Transaction Value: $86.1 million or $21.73 per TC Bancshares common share • Price / Tangible Book Value per Share: 112.9% • Estimated tangible book value dilution of ~5.7% and a manageable earnback of less than 3.0 years (cross over method) • Estimated FY2026 and FY2027 EPS accretion of ~8.5% and ~11.9%, respectively(1) • 80% stock consideration | 20% cash (options to be cashed out) • Cost savings of approximately $5.6 million or 33.4% of TC Bancshares' projected non-interest expense base (1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries

18 EFFICIENCY AND SCALING • Focused on process improvement and ensuring it is easy to do business with Colony Bank • Hired a Director of Optimization with experience from a large regional bank to oversee process improvement and customer experience • Utilization of Robotic Process Automation ("RPA") and other innovative technology to improve the customer experience • Leveraging AI to streamline workflows, reduce manual processes, and scale operations efficiently • Implementation of cross functional teams to reduce friction and improve the customer experience • Building operational capacity in order to maintain efficiency through organic growth and M&A

19 INNOVATION AND DATA STRATEGY • Investing in Innovation: Participating in fintech funds that connect us with leading technology partners and emerging solutions shaping the future of banking • Expanding Through Fintech Partnerships: Partnering with innovative fintechs to deliver modern products and services that allow us to compete with regional and national banks • Building a Data-Driven Foundation: Implementing a data warehouse to unify information across the organization and deliver smarter, faster decisions • Turning Insights into Growth: Leveraging data and advanced analytics to deepen relationships and drive targeted market disruption campaigns • Enhancing the Customer Experience: Using technology to deliver greater convenience while maintaining the personal touch that defines us

20 COMPLEMENTARY LINES OF BUSINESS 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 (Dollars in thousands) Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Mortgage $ 346 $ (101) $ 31 $ 317 $ (153) SBSL 1,819 2,242 492 362 362 Marine/RV Lending 22 211 236 349 448 Merchant Services — (10) (14) 25 99 Wealth Advisors 41 38 35 35 80 Insurance 33 68 66 67 94 TOTAL $ 2,261 $ 2,448 $ 846 $ 1,155 $ 930

21 SMALL BUSINESS SPECIALTY LENDING GROUP (Dollars in millions) Production and Sales Volume $30.1 $22.2 $15.4 $15.8 $28.4 $27.2 $30.0 $12.1 $17.9 $18.2 Production Sales 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Loan Portfolio Breakdown - $85.0 million Construction 3% Commercial RE 46.1% Residential RE 16% Commercial, financial & agriculture 35.3%

22 MORTGAGE DIVISION (Dollars in millions) • Stable production and sales volumes relative to changing market rates • Remain focused on secondary market products and gain on sale of mortgage loans • Continue to adjust staffing levels, delivery models and product set to maintain profitability $66.6 $76.9 $72.0 $94.9 $87.3 $57.8 $51.4 $55.9 $65.3 $65.1 Production Sales 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Production and Sales Volume

23 The current indicated annual rate is $0.46 per share, equating to a yield of 2.8%.(2) SHAREHOLDER FOCUSED DIVIDEND POLICY (1) The Board of Directors declared a dividend to be paid on its common stock on November 19, 2025, to shareholders of record as of the close of business on November 5, 2025. (2) Yield is based on closing stock price on October 20, 2025 of $16.35. Quarterly Dividend Payment $0.1025 $0.1075 $0.1100 $0.1125 $0.1150 2021 2022 2023 2024 2025(¹)

24 CAPITAL RATIOS 9.5% 9.5% 9.4% 9.6% 9.9% 13.7% 14.3% 13.8% 13.4% 13.4% 16.5% 17.1% 16.5% 16.1% 16.0% 12.5% 13.1% 12.6% 12.3% 12.4% Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025

25 STRENGTH IN OUR LIQUIDITY POSITION Significant liquidity sources (dollars in millions) FRB Reserves $ 162.1 Other Cash and Due from Banks 36.4 Unencumbered Securities 300.8 FHLB Borrowing Capacity 590.6 Fed Fund Lines 114.5 FRB Discount Window 99.0 Total Liquidity Sources $ 1,303.4 $24.2 $24.2 $24.2 $24.2 $24.2 $38.8 $38.8 $38.8 $38.9 $38.9 $185.0 $185.0 $185.0 $185.0 $185.0 Trust Preferred Securities Subordinated Debentures FRB Discount Window FHLB Borrowings 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Debt Funding* (dollars in millions) *Reported as of last day of each period As of September 30, 2025

26 30% 35% 30% 31% 34% Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int. Income/Total Income 2020 2021 2022 2023 2024 0% 20% 40% 60% 80% 100% ANNUAL NONINTEREST INCOME MIX *Wealth Management services commenced in third quarter 2022 and is less than 1%

27 35% 33% 30% 31% 31% Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int. Income/Total Income 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 0% 25% 50% 75% 100% QUARTERLY NONINTEREST INCOME MIX

28 0.51% 0.19% 0.32% 1.76% 2.42% Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits 2020 2021 2022 2023 2024 ANNUAL DEPOSIT MIX AND PRICING

29 2.54% 2.38% 2.22% 2.18% 2.14% Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 QUARTERLY DEPOSIT MIX AND PRICING

30 AVERAGE DEPOSIT BALANCE PER ACCOUNT $13.0 $13.7 $13.2 $12.9 $13.2 $19.3 $20.4 $22.2 $21.5 $21.3 $37.5 $39.5 $39.1 $39.4 $38.4 $51.6 $51.2 $52.0 $52.8 $53.4 Noninterest-bearing Interest-bearing Savings/money market Time 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 DEPOSIT BALANCE DATA • Commercial/business is 13.6% of accounts and represents 44.5% of total deposits balance • Consumer is 86.4% of accounts and represents 55.5% of total deposits balance (excludes brokered and reciprocal deposits) as of September 30, 2025 (Dollars in thousands)

31 DIVERSITY OF BUSINESS DEPOSIT BASE As of September 30, 2025 Public Administration 16.6% Construction 14.4% Educational Services 7.2% Real Estate and Rental and Leasing 9.9% Other Services(except Public Administration) 6.7% Health Care and Social Assistance 3.9% Agriculture, Forestry, Fishing and Hunting 3.3% Finance and Insurance 15.1% Management of Companies and Enterprises 3.1% Retail Trade 3.2% Manufacturing 4.6% Professional, Scientific, and Technical Services 4.6% Accommodation and Food Services 1.4% Wholesale Trade 1.7% Transportation and Warehousing 1.5% All other 2.8% As determined by customer provided NAICS Codes

32 Uninsured Deposits Estimate Adjusted Uninsured Deposits Estimate * Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% UNINSURED DEPOSITS *Adjusted uninsured deposit estimate excludes deposits collateralized by public funds or internal accounts. All deposits are held at Colony Bank and include the Company's own funds.

33 LOAN PORTFOLIO BREAKDOWN As of September 30, 2025 $2,037.1 million Real Estate 82.6% Consumer and Other 6.9% Commercial 9.6% Agriculture 0.9% $1,682.9 million Multifamily real estate 4.9% Residential real estate 22.4% Construction 14.3% Farmland 3.9% Nonowner occupied real estate 33.7% Owner occupied real estate 20.8%

34 LOAN PORTFOLIO (Dollars in millions) Organic Loan Growth $1,886 $1,843 $1,921 $1,994 $2,037 8.23% 8.02% 7.72% 7.78% 7.83% Organic Purchased Loans Weighted average rate on new & renewed loans 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 Weighted Average Loan to Values 72.9% 67.0% 68.8% 69.9% 69.9% 46.2% 48.2% 43.1% 42.2% 43.9% Residential Construction Non Owner Occupied Commercial Real Estate 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 $55.8 $39.6 $56.4 $49.8 $38.1 $28.5 $20.6 $31.5 $47.1 $34.8 $6.1 $8.2 $48.0 $24.7 $24.0 Permanent NOO CRE Commercial, Construction and Development Residential Construction 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 Commercial Real Estate Production Residential Construction Loan Originations by Quarter $8.5 $6.9 $11.9 $6.0 $6.6 $47.3 $32.7 $44.4 $43.8 $31.5 Consumer Commercial 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025

35 COMMERCIAL REAL ESTATE BY TYPE Retail 25% Multifamily 13% Office 15% Industrial & Warehouse 10% Hotel/Motel 13% Convenience Store 1% Daycare 3% Civic/Event Center 4% Mini-warehouse 8% Government Guaranteed:SBSL 2% Specialty and Other 6% Type Outstanding Balance Average Deal Size Retail $ 164,270 $ 1,293 Multifamily 82,592 1,271 Office 99,442 956 Industrial & Warehouse 67,594 1,146 Hotel/Motel 82,743 2,669 Convenience Store 8,119 677 Daycare 19,509 1,394 Civic/Event Center 25,572 2,557 Mini-warehouse 51,109 1,762 Government Guaranteed:SBSL 9,681 1,210 Specialty and Other 39,118 889 (Dollars in thousands) As of September 30, 2025

36 REPRICING SCHEDULE Quarterly Fiscal Year 2028 & (Dollars in millions) 4Q 2025 1Q 2026 2Q 2026 3Q 2026 2026 2027 Beyond Loan Maturity & Repricing Schedule: Fixed Rate Loans $ 63 $ 30 $ 27 $ 32 $ 105 $ 218 $ 934 Weighted Average Rate 6.37% 5.94% 5.30% 5.63% 5.48% 4.92% 5.26 % Adjustable & Variable Rate Loans $ 493 $ 11 $ 11 $ 3 $ 39 $ 10 $ 176 Weighted Average Rate 7.85% 7.16% 4.63% 7.55% 5.87% 5.98% 6.01 % Securities Principal Cash Flow and Rolloff Yield: Investments $ 13 $ 26 $ 15 $ 17 $ 72 $ 91 $ 518 Weighted Average Rate 3.62% 2.38% 3.65% 2.81% 2.83% 1.82% 2.50%

37 INVESTMENT SECURITIES As of: Average Life Effective Duration Book Yield 9/30/2024 6.62 4.86 2.37% 12/31/2024 6.54 4.85 2.41% 3/31/2025 6.46 4.76 2.53% 6/30/2025 6.20 4.50 2.48% 9/30/2025 6.00 4.60 2.32% Other Portfolio Metrics Pre-tax Unrealized Losses on Securities (in millions) AFS/HTM Available for Sale HTM 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 —% 25% 50% 75% 100% $37.2 $43.6 $38.6 $37.1 $31.5 $34.7 $47.0 $41.4 $40.5 $35.6 AFS HTM 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Current base case assumptions and modeling suggest principal and interest cash flow from the investment portfolio estimated to be between $11 million and $23 million per quarter for the next 4 quarters

38 INVESTMENT CONSIDERATIONS • Premier Southeast community bank located in growing markets • Core deposit funded with minimal reliance on wholesale funding • Diversified sources of revenue • Improving earnings outlook as new business lines and markets mature • Upside potential to tangible book value as unrealized losses recover • Deep leadership bench with a proven track record • Focused on scalability and efficiency • Investing in technology and leveraging data for revenue growth • Positioned to be the acquirer of choice in the Southeast

RECONCILIATION OF NON-GAAP MEASURES

(dollars in thousands, except per share data)	2025			2024	
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Operating noninterest income reconciliation					
Noninterest income (GAAP)	$ 10,091	$ 10,098	$ 9,044	$ 10,309	$ 10,082
Loss on sales of securities	1,039	—	—	401	454
Operating noninterest income	$ 11,130	$ 10,098	$ 9,044	$ 10,710	$ 10,536
Operating noninterest expense reconciliation					
Noninterest expense (GAAP)	$ 24,612	$ 22,004	$ 20,221	$ 21,272	$ 20,835
Severance costs	—	—	—	—	(265)
Acquisition-related expenses	(732)	—	—	—	—
Loss related to wire fraud incident	(1,252)	—	—	—	—
Operating noninterest expense	$ 22,628	$ 22,004	$ 20,221	$ 21,272	$ 20,570
Operating net income reconciliation					
Net income (GAAP)	$ 5,819	$ 7,978	$ 6,613	$ 7,432	$ 5,629
Severance costs	—	—	—	—	265
Acquisition-related expenses	732	—	—	—	—
Loss related to wire fraud incident	1,252	—	—	—	—
Loss on sales of securities	1,039	—	—	401	454
Income tax benefit	(612)	—	—	(77)	(143)
Operating net income	$ 8,230	$ 7,978	$ 6,613	$ 7,756	$ 6,205
Weighted average diluted shares	17,461,434	17,448,945	17,509,059	17,531,808	17,587,902
Adjusted earnings per diluted share	$ 0.47	$ 0.46	$ 0.38	$ 0.44	$ 0.35
Operating return on average assets reconciliation					
Return on average assets (GAAP)	0.75 %	1.02 %	0.85 %	0.95 %	0.74 %
Severance costs	—	—	—	—	0.03
Acquisition-related expenses	0.10	—	—	—	—
Loss related to wire fraud incident	0.16	—	—	—	—
Loss on sales of securities	0.13	—	—	0.05	0.06
Tax effect of adjustment items	(0.08)	—	—	(0.01)	(0.02)
Operating return on average assets	1.06 %	1.02 %	0.85 %	0.99 %	0.81 %
Operating return on average equity reconciliation					
Return on average equity (GAAP)	7.80 %	11.14 %	9.63 %	10.71 %	8.33 %
Severance costs	—	—	—	—	0.39
Acquisition-related expenses	0.98	—	—	—	—
Loss related to wire fraud incident	1.68	—	—	—	—
Loss on sales of securities	1.39	—	—	0.58	0.67
Tax effect of adjustment items	(0.82)	—	—	(0.11)	(0.21)
Operating return on average equity	11.03 %	11.14 %	9.63 %	11.18 %	9.18 %

COLONY BANKCORP, INC.

2025 50 YEARS

39

RECONCILIATION OF NON-GAAP MEASURES

(dollars in thousands, except per share data)	2025			2024	
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Tangible book value per common share reconciliation					
Book value per common share (GAAP)	$ 17.31	$ 16.87	$ 16.41	$ 15.91	$ 15.73
Effect of goodwill and other intangibles	(3.11)	(3.14)	(2.95)	(2.96)	(2.97)
Tangible book value per common share	$ 14.20	$ 13.73	$ 13.46	$ 12.95	$ 12.76
Tangible equity to tangible assets reconciliation					
Equity to assets (GAAP)	9.59 %	9.43 %	9.05 %	8.96 %	9.01 %
Effect of goodwill and other intangibles	(1.59)	(1.62)	(1.51)	(1.54)	(1.58)
Tangible equity to tangible assets	8.00 %	7.81 %	7.54 %	7.42 %	7.43 %
Operating efficiency ratio calculation					
Efficiency ratio (GAAP)	75.06 %	67.74 %	67.41 %	69.11 %	72.79 %
Severance costs	—	—	—	—	(0.93)
Acquisition-related expenses	(1.98)	—	—	—	—
Loss related to wire fraud incident	(3.38)	—	—	—	—
Loss on sales of securities	(2.81)	—	—	(1.31)	(1.59)
Operating efficiency ratio	66.89 %	67.74 %	67.41 %	67.80 %	70.27 %
Operating net noninterest expense[(1)] to average assets calculation					
Net noninterest expense to average assets	1.86 %	1.52 %	1.44 %	1.40 %	1.41 %
Severance costs	—	—	—	—	(0.03)
Acquisition-related expenses	(0.09)	—	—	—	—
Loss related to wire fraud incident	(0.16)	—	—	—	—
Loss on sales of securities	(0.13)	—	—	(0.05)	(0.06)
Operating net noninterest expense to average assets	1.48 %	1.52 %	1.44 %	1.35 %	1.32 %
Pre-provision net revenue					
Net interest income before provision for credit losses	$ 22,699	$ 22,385	$ 20,952	$ 20,472	$ 18,541
Noninterest income	10,091	10,098	9,044	10,309	10,082
Total income	32,790	32,483	29,996	30,781	28,623
Noninterest expense	24,612	22,004	20,221	21,272	20,835
Pre-provision net revenue	$ 8,178	$ 10,479	$ 9,775	$ 9,509	$ 7,788
Operating pre-provision net revenue					
Net interest income before provision for credit losses	$ 22,699	$ 22,385	$ 20,952	$ 20,472	$ 18,541
Operating noninterest income	11,130	10,098	9,044	10,710	10,536
Total operating income	33,829	32,483	29,996	31,182	29,077
Operating noninterest expense	22,628	22,004	20,221	21,272	20,570
Operating pre-provision net revenue	$ 11,201	$ 10,479	$ 9,775	$ 9,910	$ 8,507

(1) Net noninterest expense is defined as noninterest expense less noninterest income.

COLONY BANKCORP, INC.

2025 50 YEARS

40

NYSE: CBAN